SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event  reported)  June  21, 1996
                                                       (June 19, 1996)


                       MCI COMMUNICATIONS CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                    0-6457            52-0886267
     --------------           ----------------       -------------
     (State or other             (Commission         (IRS Employer
     jurisdiction of             File Number)        Identification No.)
     incorporation)



           1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
           ------------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code (202) 872-1600.




















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                             PAGE 2


Item 5. Other Events.

         The registrant has agreed to issue on June 24, 1996 $500,000,000 aggregate principal amount of 7-1/8% Debentures due June 15, 2027 in an underwritten offering under a Registration Statement on Form S-3 filed by the registrant with the Securities and Exchange Commission on December 30, 1994 (File No. 33-57155). The Debentures are not redeemable by the registrant prior to maturity but are subject to redemption on June 15, 2003 at the option of the holders thereof, which options must be exercised no earlier than April 16, 2003 and no later than May 15, 2003.


Item 7.  Financial Statements and Exhibits.

     Exhibit No.                                     Description
     -----------                        -------------------------------------

           1 Form of Underwriting Agreement Basic Provisions and attached Terms Agreement.

           4 (a)                  Form of 7-1/8% Debenture due June 15, 2027.

           4 (b) Junior Subordinated Indenture between registrant and Wilmington Trust Company, as Debenture Trustee (incorporated herein by reference to Exhibit 4.01 to registrant's Registration Statement on Form S-3, Registration No. 333-02593).

           4 (c) Form of Amended and Restated Trust Agreement among registrant, as Depositor, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein (incorporated herein by reference to Exhibit 4.10 to registrant's Registration Statement on Form S-3, Registration No. 333-02593).

          4 (d) Form of Guarantee Agreement between registrant, as Guarantor, and Wilmington Trust Company, as Trustee (incorporated herein by reference to Exhibit 4.12 to registrant's Registration Statement on Form S-3, Registration No. 333-02593).








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                             PAGE 3


           4(e)                            Form   of   Supplemental   Indenture
                                            between  registrant  and  Wilmington
                                            Trust Company,  as Debenture Trustee
                                            (incorporated herein by reference to
                                            Exhibit    4.13   to    registrant's
                                            Registration  Statement on Form S-3,
                                            Registration No. 333-02593).















































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                             PAGE 4

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ Jonelle St. John
                                   ------------------------------
                                    Jonelle St. John
                                    Vice President and Treasurer

Date: June 21, 1996

                         EXHIBIT INDEX


     Exhibit No.                                     Description
     -----------                          -------------------------------------

           1 Form of Underwriting Agreement Basic Provisions and attached Terms Agreement.

           4 (a)                  Form of 7-1/8% Debenture due June 15, 2027.

           4 (b) Junior Subordinated Indenture between registrant and Wilmington Trust Company, as Debenture Trustee (incorporated herein by reference to Exhibit 4.01 to registrant's Registration Statement on Form S-3, Registration No. 333-02593).

           4 (c) Form of Amended and Restated Trust Agreement among registrant, as Depositor, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein (incorporated herein by reference to Exhibit 4.10 to registrant's Registration Statement on Form S-3, Registration No. 333-02593).

          4 (d) Form of Guarantee Agreement between registrant, as Guarantor, and Wilmington Trust Company, as Trustee (incorporated herein by reference to Exhibit 4.12 to registrant's Registration Statement on Form S-3, Registration No. 333-02593).

           4(e) Form of Supplemental Indenture between registrant and Wilmington Trust Company, as Debenture Trustee (incorporated herein by reference to
                                  Exhibit    4.13   to    registrant's
                                  Registration  Statement on Form S-3,
                                  Registration No. 333-02593).